THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
PLATINUM INVESTORSM SURVIVOR
LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
SUPPLEMENT DATED MAY 1, 2003
TO
PROSPECTUS DATED MAY 1, 2003

          Effective May 1, 2003, The United States Life Insurance Company in the City of New York ("USL") is amending the prospectus for the sole purpose of ceasing future sales of the policies.

          Effective May 1, 2003, on page 1 of the prospectus, the first paragraph is deleted in its entirety and replaced with the following:

          After May 1, 2003, USL will no longer sell the Platinum Investor Survivor Policies described in this Prospectus.  Your rights as a Platinum Investor Survivor Policy owner, including the right to make additional premium payments, are not affected by this change.

          This prospectus describes Platinum Investor Survivor last survivor flexible premium variable life insurance Policies issued by USL.  If there are any differences between this prospectus and your Policy, the provisions of your Policy will control.  Platinum Investor Survivor Policies provide life insurance coverage with flexibility in death benefits, premium payments and investment options.  Platinum Investor Survivor pays a death benefit to a beneficiary you designate when the last surviving contingent insured dies. You choose one of two death benefit options.  We guarantee a death benefit if the monthly guarantee premium is paid and your Policy has not lapsed.